UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-22534

                Versus Capital Multi-Manager Real Estate Income Fund LLC

(Exact name of registrant as specified in charter)

5555 DTC Parkway, Suite 330

                           Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Versus Capital Advisors LLC

5555 DTC Parkway, Suite 330

                 Greenwood Village, CO 80111

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code:  (877) 200-1878

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

VERSUS CAPITAL MULTI-MANAGER

REAL ESTATE INCOME FUND LLC

Annual Report

March 31, 2021

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Multi-Manager Real Estate Income Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Important Information:

Intent to adopt alternate shareholder report delivery option under SEC Rule 30e-3

Beginning in April, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.versuscapital.com/investment-funds/vcmix), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as an investment adviser, broker, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com to let the Fund know you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held in your account if you invest directly with the Fund.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information (“Personal Information”) for business purposes, such as to process requests and transactions, to maintain accounts, and to provide customer service. Personal Information is obtained from the following sources.

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of Personal Information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Shareholder Letter

March 31, 2021 (Unaudited)

Dear Shareholders,

As always, we are grateful for the trust you place in us and the privilege to invest on your behalf. The last twelve months have been dominated by the global pandemic that drastically impacted our lives in many ways.

In the years leading up to the COVID-19 pandemic, the real estate market generally had positive supply and demand balances demonstrated by low vacancies and continued solid rental rate growth. However, the uncertainty and very rapid change in use for real estate driven by the pandemic accelerated existing trends in the real estate space. The industrial, multifamily, and life sciences sectors were able to navigate the headwinds caused by the pandemic while certain segments of the retail, office, and hospitality sectors faced challenges. The Fund’s property sector and geographically diverse portfolio of institutional quality assets proved resilient throughout the pandemic, limiting downside during the height of the crisis and maintaining weighted average occupancy and weighted average rent collections in the mid-90% range for the fiscal year ended March 31, 2021.

VCMIX continues to allocate capital into funds with the potential to generate significant long-term value by focusing on stable, high-quality cash flows and long-term asset appreciation. As of March 31, 2021, VCMIX provided investors exposure to over $131 billion of high-quality commercial real estate assets spread across over 1,500 distinct investments.

Another effect that appears to have accelerated as a result of the pandemic has been the increased allocation to real estate among institutions. The increased demand has been driven by the asset classes’ strong (contractual) cash flows generated by the underlying properties. This trend further supports the view that institutions have been decreasing capital to low-yielding fixed income products and increasing allocation to real estate and real assets. Interestingly, available capital for private equity real estate ended 2020 at record highs demonstrating investor demand for the asset class.

As VCMIX concluded its fiscal year ended March 31, 2021, performance held up well relative to many other asset classes during these events. Through March 31, 2021, the Fund was up 2.00% for the quarter and 6.00% for the trailing one-year period. Over the medium term through March 31, 2021, the Fund has produced three and five-year annualized returns of 4.09% and 4.62%, respectively. Finally, over the eight plus years since inception on July 9, 2012 through March 31, 2021, the Fund has generated annualized returns of 5.79% with 2.12% volatility compared to the custom Real Estate Index return of 5.35% with 12.63% volatility, the Barclays Aggregate Bond Index return of 2.75% with 3.35% volatility and the MSCI ACWI Index return of 11.47% with 13.82% volatility (See end notes for index descriptions and definitions. It is not possible to invest in an index). Overall, VCMIX has delivered attractive and consistent risk-adjusted returns over the short, medium, and long-term.

Performance Disclosure: Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

With a track record of over eight years and a proven ability to successfully navigate a significant downturn in the economy and financial markets, we think the case for investing in institutional private real estate funds and customized public real estate securities portfolios continues to strengthen and believe VCMIX deserves a meaningful allocation in investor portfolios.

In closing, on behalf of myself and our employees, our best wishes to you and your loved ones for good health and safety as the world begins to return to normal. We consider it a privilege to invest on your behalf. Thank you for your continued partnership.

Sincerely,

Mark Quam

Chief Executive Officer

Versus Capital Advisors LLC

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Shareholder Letter

March 31, 2021 (Unaudited) (continued)

Definitions & Index Descriptions

Real Estate Index is a custom blended index broadly covering the global real estate equity and debt securities markets. From 7/9/12 – 10/5/15 the blended index was composed of 80% Dow Jones Global Select Real Estate Securities Index and 20% BBgBarc IG REITs TR USD. From 10/6/15 – Forward the blended index is composed of 80% Dow Jones Global Select Real Estate Securities Index and 20% Dow Jones Global Select Real Estate Securities Corporate Bond Index.

US Bonds - BBgBarc US Agg Bond Index is an unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities, and is generally considered a barometer of the US bond market.

MSCI ACWI Index is a commonly followed equity index that captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 2,844 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Volatility or Standard Deviation – A measurement of the dispersion of returns around the mean return. As the standard deviation increases, the annual variation in returns also increases.

Cash Flow – remaining profits after collecting all rents and income, paying all operating expenses, and setting aside cash reserves for future repairs.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real estate entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The yield from an underlying investment fund could be significantly reduced if it fails to qualify as a REIT (real estate investment trust) for tax purposes. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund’s investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund’s gross asset value. Borrowing presents opportunities to increase the Fund’s return, but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund’s repurchase policy. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Versus Capital Multi-Manager Real Estate Income Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations and its cash flows for the year then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the auditor of one or more investment companies in the Fund’s investment company group since 2011.

Chicago, Illinois

May 27, 2021

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2021

Shares		Value
Private Investment Funds(a) - 70.4%
	Diversified - 70.4%
	AEW Core Property Trust (U.S.), Inc.
107,956	Class A Shares	$110,186,322
32,832	Class B Shares	33,510,294
—	AEW Value Investors US LP(b)(c)	28,088,644
97,988	Barings Core Property Fund LP	12,954,142
28,300	Barings European Core Property Fund	36,805,103
85,567,059	CBRE U.S. Core Partners LP	124,748,215
89,172	Clarion Gables Multifamily Trust LP(c)	112,979,103
127,263	Clarion Lion Properties Fund LP	196,836,694
—	GWL U.S. Property Fund LP(c)(d)	89,384,719
69,192	Harrison Street Core Property Fund LP	98,350,755
129,075	Heitman America Real Estate Trust LP	152,971,144
137,866	Heitman Core Real Estate Debt Income Trust LP(c)	138,779,489
680	Invesco Core Real Estate USA LP	125,229,680
875,087	Invesco Real Estate Asia Fund(c)	124,378,666
	LaSalle Property Fund LP
32,699	Class A shares.	53,835,139
6,784	Class B shares	11,169,075
1,142,342	RREEF America REIT II, Inc	144,312,006
3,283	Trumbull Property Fund, LP	32,082,563
5,421	Trumbull Property Income Fund, LP	67,393,984
—	US Government Building Open-End Feeder, LP(e)	62,714,448

	Total Private Investment Funds	1,756,710,185

	(Cost $1,672,730,453)

Common Stocks - 18.5%

	Apartments/Single Family Residential - 3.7%
15,812	Agree Realty Corp., REIT	1,064,306
533,333	American Homes 4 Rent, REIT Class A Shares	17,781,322
229,218	Apartment Income REIT Corp., REIT	9,801,362
85,239	AvalonBay Communities, Inc., REIT	15,727,448
47,600	Camden Property Trust, REIT.	5,231,716
83,860	Equity Residential, REIT.	6,006,892
14,016	Essex Property Trust, Inc., REIT	3,810,109
531,417	Independence Realty Trust, Inc., REIT	8,077,538
536,968	Invitation Homes, Inc., REIT.	17,177,606
641,311	Irish Residential Properties, PLC, REIT(Ireland)	1,227,371
	Minto Apartment Real Estate Investment Trust,
48,291	REIT(Canada) 144A	834,247
128,409	STORE Capital Corp., REIT	4,301,702
118,502	UNITE Group, PLC, REIT (United Kingdom)	1,742,769

		92,784,388

	Diversified - 4.3%
18,504	American Tower Corp., REIT	4,423,566
770,634	Arena, REIT(Australia)	1,848,028
126,363	Broadstone Net Lease, Inc., REIT	2,312,443
1,042,931	Centuria Capital Group(Australia)	1,970,010
75,952	Charter Hall Group, REIT(Australia)	747,136
58,435	CoreSite Realty Corp., REIT	7,003,435
15,193	Covivio, REIT(France)	1,299,435
	Cromwell European Real Estate Investment
4,365,900	Trust, REIT(Singapore)	2,334,593
356,967	Dexus, REIT(Australia)	2,654,286
37,365	Digital Realty Trust, Inc., REIT	5,262,487
445,800	Dream Industrial Real Estate Investment Trust, REIT(Canada)	4,760,592
27,953	Equinix, Inc., REIT	18,996,579

Shares		Value
	Diversified - (continued)
212,200	ESR Cayman, Ltd. (Hong Kong) 144A(f)	$697,911
222,167	ESR Kendall Square Co., Ltd.(South Korea)(f)	1,183,713
72,025	Fabege AB(Sweden)	971,494
10,815	Gecina SA, REIT(France)	1,488,698
315,675	Ingenia Communities Group, REIT(Australia)	1,218,172
571,498	Investec Australia Property Fund, REIT(Australia)	586,413
59,191	Klepierre SA, REIT(France)	1,377,714
775,600	Lendlease Global Commercial, REIT(Singapore)	464,787
1,086,705	Mapletree Logistics Trust, REIT(Singapore)	1,562,578
307,993	Merlin Properties Socimi SA, REIT(Spain)	3,152,885
325,600	Mitsubishi Estate Co., Ltd.(Japan)	5,701,741
617	Mori Hills REIT Investment Corp., REIT(Japan)	855,534
2,656	Nomura Real Estate Master Fund, Inc., REIT(Japan)	3,998,859
47,422	NSI NV, REIT(Netherlands)	1,879,678
18,021	Persimmon, PLC(United Kingdom)	729,952
301,019	Segro, PLC, REIT(United Kingdom)	3,890,104
2,221	United Urban Investment Corp., REIT(Japan)	2,989,070
298,358	VICI Properties, Inc., REIT	8,425,630
137,964	Vonovia SE(Germany)	9,015,847
45,781	Weyerhaeuser Co., REIT	1,629,804
59,850	Wihlborgs Fastigheter AB(Sweden)	1,135,594

		106,568,768

	Health Care - 1.3%
781,106	Assura, PLC, REIT(United Kingdom)	776,271
56,470	Healthcare Realty Trust, Inc., REIT	1,712,170
131,264	Healthcare Trust of America, Inc., REIT Class A Shares, REIT	3,620,261
246,065	Healthpeak Properties, Inc., REIT	7,810,103
398,812	Primary Health Properties, PLC, REIT(United Kingdom)	814,636
244,061	Sabra Health Care REIT, Inc.	4,236,899
200,347	Welltower, Inc., REIT	14,350,856

		33,321,196

	Hotels - 0.9%
7,513	Choice Hotels International, Inc	806,070
154,800	City Developments, Ltd.(Singapore)	920,691
120,285	DiamondRock Hospitality Co., REIT(f)	1,238,936
1,180,600	Far East Hospitality Trust, REIT(Singapore)	554,129
154,365	MGM Growth Properties, LLC, REIT	5,035,386
155,039	Park Hotels & Resorts, Inc., REIT	3,345,742
559,436	Sunstone Hotel Investors, Inc., REIT	6,970,573
23,735	Travel + Leisure Co	1,451,633
61,940	Xenia Hotels & Resorts, Inc., REIT	1,207,830

		21,530,990

	Internet Connective Services - 0.1%
54,928	21Vianet Group, Inc., ADR(f)	1,774,174

	Office Properties - 1.7%
78,667	Alexandria Real Estate Equities, Inc., REIT	12,924,988
49,200	Allied Properties Real Estate Investment Trust, REIT(Canada)	1,591,062
41,770	American Assets Trust, Inc., REIT	1,355,019
53,470	Boston Properties, Inc., REIT	5,414,372
100,795	Brandywine Realty Trust, REIT	1,301,263
111,903	Centuria Office, REIT(Australia)	171,134
59,031	City Office REIT, Inc.(Canada)	626,909
56,596	Cousins Properties, Inc., REIT	2,000,669

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2021 (continued)

Shares		Value
	Office Properties - (continued)
177	Daiwa Office Investment Corp., REIT(Japan)	$1,247,402
139,835	Douglas Emmett, Inc., REIT	4,390,819
82,480	Highwoods Properties, Inc., REIT	3,541,691
51,685	Hudson Pacific Properties, Inc., REIT	1,402,214
128,322	Inmobiliaria Colonial Socimi SA, REIT(Spain)	1,242,821
2,965	Sekisui House Reit, Inc., REIT(Japan)	2,468,997
26,270	SL Green Realty Corp., REIT	1,838,637

		41,517,997

	Real Estate Operation/Development - 0.9%
69,549	Castellum AB(Sweden)	1,534,664
104,610	Echo Investment SA(Poland)(f)	115,976
15,970	LEG Immobilien AG (Germany)	2,100,642
908,900	Midea Real Estate Holding, Ltd.(China) 144A	1,928,615
127,200	Mitsui Fudosan Co., Ltd.(Japan)	2,899,586
941,425	New World Development Co., Ltd.(Hong Kong)	4,890,402
300,600	Sun Hung Kai Properties, Ltd.(Hong Kong)	4,551,640
124,000	Sunac China Holdings, Ltd.(China)	533,264
53,892	TAG Immobilien AG(Germany)	1,538,291
2,227,500	Zhongliang Holdings Group Co., Ltd.(China)	1,517,944

		21,611,024

	Regional Malls - 0.3%
149,390	Macerich Co. (The), REIT	1,747,863
63,940	Simon Property Group, Inc., REIT	7,274,454

		9,022,317

	Residential - 0.5%
67,145	Equity LifeStyle Properties, Inc., REIT	4,273,108
58,968	Sun Communities, Inc., REIT	8,847,559

		13,120,667

	Shopping Centers - 0.6%
1,100,200	Capitaland Integrated Commercial Trust, REIT(Singapore)	1,780,232
15,210	Federal Realty Investment Trust, REIT	1,543,054
125,775	Kimco Realty Corp., REIT	2,358,281
410,700	Link REIT(Hong Kong)	3,747,121
298,320	NewRiver REIT, PLC (United Kingdom)(f)	385,766
74,730	Regency Centers Corp., REIT	4,237,938
349,474	Scentre Group, REIT(Australia)	752,451
42,650	Weingarten Realty Investors, REIT	1,147,711

		15,952,554

	Storage - 1.1%
75,986	Big Yellow Group, PLC, REIT(United Kingdom)	1,167,220
276,856	CubeSmart, REIT	10,473,462
54,895	Life Storage, Inc., REIT	4,718,225
42,845	Public Storage, REIT	10,572,432

		26,931,339

	Warehouse/Industrial - 3.1%
1,474,600	AIMS APAC, REIT(Singapore)	1,415,947
675,001	ARA LOGOS Logistics Trust, REIT(Singapore)	366,797
359,952	Centuria Industrial, REIT(Australia)	910,314
1,141	CRE Logistics, Inc. REIT (Japan)	1,767,676
20,387	CyrusOne, Inc., REIT	1,380,608
118,905	First Industrial Realty Trust, Inc., REIT	5,444,660
216,213	Goodman Group, REIT(Australia)	2,985,544
2,030	Industrial & Infrastructure Fund Investment Corp., REIT(Japan)	3,486,037
295,482	Industrial Logistics Properties Trust, REIT	6,834,499

Shares		Value
	Warehouse/Industrial - (continued)
109,180	Plymouth Industrial, Inc. REIT	$1,839,683
300,491	Prologis, Inc., REIT	31,852,046
36,230	Rexford Industrial Realty, Inc., REIT	1,825,992
212,488	Safestore Holdings, PLC(United Kingdom)	2,329,362
285,256	Summit Industrial Income REIT(Canada)	3,236,851
1,153,343	Tritax Big Box REIT, PLC(United Kingdom)	2,854,022
527,513	WPT Industrial Real Estate Investment Trust, REIT(Canada)	7,960,171

		76,490,209

	Total Common Stocks	460,625,623

	(Cost $421,150,134)

Preferred Stock - 1.5%
	Apartments/Single Family Residential - 0.2%
	American Homes 4 Rent, REIT,
1	Series D, 6.50%	25
106,809	Series E, 6.35%	2,708,676
11,170	Series F, 5.88%	288,633
36,850	Series G, 5.88%	957,363
6,009	Series H, 6.25%	161,642
5,616	Mid-America Apartment Communities, Inc., REIT, Series I, 8.50%	356,616
19,400	National Retail Properties, Inc., REIT, Series F, 5.20%	496,640

		4,969,595

	Diversified - 0.3%
20,730	Armada Hoffler Properties, Inc., REIT, Series A, 6.75%	549,345
3,280	Colony Capital, Inc., REIT, Series J, 7.13%	83,050
	Digital Realty Trust, Inc., REIT,
6,855	Series J, 5.25%	181,795
4,035	Series K, 5.85%	112,052
26,315	Series L, 5.20%	701,295
1,270	EPR Properties, REIT, Series G, 5.75%	32,004
	PS Business Parks, Inc., REIT,
12,710	Series W, 5.20%	330,206
12,365	Series X, 5.25%	322,603
13,733	Series Y, 5.20%	361,178
23,401	Series Z, 4.88%	620,595
	UMH Properties, Inc., REIT,
9,182	Series C, 6.75%	235,243
1,410	Series D, 6.38%	35,250
	Vornado Realty Trust, REIT,
33,165	Series K, 5.70%	837,085
22,822	Series L, 5.40%	578,538
43,928	Series M, 5.25%.	1,114,453
107,995	Series N, 5.25%	2,768,992

		8,863,684

	Health Care - 0.0%
3,650	Diversified Healthcare Trust, REIT, 6.25%	88,914

	Hotels - 0.1%
26,720	DiamondRock Hospitality Co., REIT, 8.25%	750,298

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2021 (continued)

Shares		Value
	Hotels - (continued)
	Hersha Hospitality Trust, REIT,
4,575	Series C, 6.88%	$111,035
2,490	Series D, 6.50%	60,482
3,540	Series E, 6.50%	85,987
	Pebblebrook Hotel Trust, REIT,
5,600	Series C, 6.50%	140,616
20,050	Series D, 6.38%	494,232
1,935	Series F, 6.30%	46,924
9,405	Sunstone Hotel Investors, Inc., REIT, Series E, 6.95%	237,946

		1,927,520

	Office Properties - 0.2%
80	Highwoods Properties, Inc., REIT, Series A, 8.63%	104,000
15,810	Office Properties Income Trust, REIT, 6.38%	424,815
120,531	SL Green Realty Corp., REIT, Series I, 6.50%	3,112,110
73,565	VEREIT, Inc., REIT, Series F, 6.70%	1,854,574

		5,495,499

	Shopping Centers - 0.3%
	Kimco Realty Corp., REIT,
13,073	Series L, 5.13%	343,689
26,764	Series M, 5.25%.	704,696
40,750	RPT Realty, REIT, Series D, 7.25%	2,212,318
	Saul Centers, Inc., REIT,
720	Series D, 6.13%	18,497
52,000	Series E, 6.00%	1,346,800
55,507	SITE Centers Corp., REIT, Series A, 6.38%	1,432,081
	Urstadt Biddle Properties, Inc., REIT,
63,325	Series H, 6.25%	1,595,790
39,420	Series K, 5.88%	976,039

		8,629,910

	Storage - 0.3%
66,932	National Storage Affiliates Trust, REIT, Series A, 6.00%	1,768,343
	Public Storage, REIT,
7,060	Series C, 5.13%	180,807
13,102	Series D, 4.95%	330,694
11,210	Series E, 4.90%	289,666
3,375	Series F, 5.15%	87,716
32,680	Series G, 5.05%	858,830
29,493	Series H, 5.60%	819,610
13,310	Series I, 4.88%	356,442
9,495	Series J, 4.70%	254,561
19,500	Series K, 4.75%	535,080
24,800	Series L, 4.63%	666,128
14,675	Series M, 4.13%.	378,762
2,345	Series N, 3.88%	58,648
1,510	Series O, 3.90%	39,305

		6,624,592

	Warehouse/Industrial - 0.1%
11,530	Monmouth Real Estate Investment Corp., REIT, Series C, 6.13%	293,093
5,135	QTS Realty Trust, Inc., REIT, Series A, 7.13%	143,575

Shares		Value
	Warehouse/Industrial - (continued)
	Rexford Industrial Realty, Inc., REIT,
17,455	Series A, 5.88%	$441,086
34,948	Series B, 5.88%	899,212
3,655	Series C, 5.63%	96,200

		1,873,166

	Total Preferred Stock	38,472,880

	(Cost $37,368,268)
Par
Commercial Mortgage Backed Securities - 4.5%
	BANK,
$23,841,000	1.05%, 10/17/2052 Ser 2019-BN21, Class XF, 144A(g)	1,612,252
9,170,167	1.12%, 12/15/2052 Ser 2019-BN23, Class XD, 144A(g)	684,527
1,500,000	2.50%, 12/15/2052 Ser 2019-BN23, Class E, 144A	1,273,599
9,188,000	0.71%, 12/15/2053 Ser 2020-BN30, Class XD, 144A(g)	461,307
1,600,000	2.50%, 12/15/2053 Ser 2020-BN30, Class D, 144A(g)	1,433,768
1,160,500	2.50%, 12/15/2053 Ser 2020-BN30, Class E, 144A(g)	967,232
8,575,000	1.56%, 11/15/2054 Ser 2017-BNK9, Class XD, 144A(g)	704,688
1,600,000	3.08%, 6/15/2060 Ser 2017-BNK5, Class D, 144A(g)	1,443,296
3,000,000	4.40%, 6/15/2060 Ser 2017-BNK5, Class E, 144A(g)	2,151,348
4,000,000	1.50%, 11/15/2062 Ser 2019-BN22, Class XF, 144A(g)	392,072
2,000,000	2.08%, 11/15/2062 Ser 2019-BN22, Class F, 144A(g)	1,180,692
9,703,500	1.03%, 1/15/2063 Ser 2020-BN25, Class XD, 144A(g)	669,227
6,000,000	1.50%, 1/15/2063 Ser 2020-BN25, Class XF, 144A	597,616
6,000,000	2.03%, 1/15/2063 Ser 2020-BN25, Class F, 144A(g)	3,552,557
1,250,000	2.50%, 1/15/2063 Ser 2020-BN25, Class E, 144A	997,370
1,750,000	3.15%, 3/15/2063 Ser 2020-BN28, Class C(g)	1,737,557
3,000,000	3.41%, 3/15/2063 Ser 2020-BN26, Class C(g)	3,009,622
	BBCMS Mortgage Trust, 144A,
12,250,000	1.55%, 10/15/2053 Ser 2020-C8, Class XD(g)	1,452,440
2,400,000	2.25%, 10/15/2053 Ser 2020-C8, Class D	2,045,548
	BENCHMARK Mortgage Trust, 144A,
12,667,000	1.25%, 1/15/2051 Ser 2018-B1, Class XE(g)	925,093
1,750,000	2.75%, 1/15/2051 Ser 2018-B1, Class D	1,518,771
5,000,000	3.00%, 1/15/2051 Ser 2018-B1, Class E(g)	3,201,783
5,520,000	1.50%, 4/10/2051 Ser 2018-B3, Class XD(g)	478,525
2,000,000	3.21%, 4/10/2051 Ser 2018-B3, Class D(g)	1,809,737
1,719,500	3.27%, 10/10/2051 Ser 2018-B6, Class D(g)	1,621,762
3,800,000	1.21%, 2/15/2053 Ser 2020-B16, Class XD(g)	326,189
1,500,000	2.50%, 2/15/2053 Ser 2020-B16, Class E	1,190,540
1,000,000	2.50%, 2/15/2053 Ser 2020-B16, Class D	849,179
10,000,000	1.54%, 1/15/2054 Ser 2020-B22, Class XD(g)	1,148,924
3,950,000	2.00%, 1/15/2054 Ser 2020-B22, Class D	3,159,861
3,500,000	2.00%, 2/15/2054 Ser 2021-B23, Class E	2,702,111
6,500,000	1.14%, 8/15/2057 Ser 2019-B13, Class XF(g)	434,740

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2021 (continued)

Par		Value
$4,000,000	1.64%, 8/15/2057 Ser 2019-B13, Class XD(g)	$428,346
1,000,000	2.50%, 8/15/2057 Ser 2019-B13, Class E	806,894
6,500,000	3.00%, 8/15/2057 Ser 2019-B13, Class F	4,280,572
2,500,000	3.78%, 3/15/2062 Ser 2019-B10, Class F(g)	1,503,062
	CD Mortgage Trust,
2,750,000	3.26%, 8/15/2051 Ser 2018-CD7, Class D, 144A(g)	2,513,200
	CGMS Commercial Mortgage Trust,
2,000,000	3.00%, 8/15/2050 Ser 2017-B1, Class D, 144A	1,761,300
	Citigroup Commercial Mortgage Trust, 144A,
1,000,000	5.35%, 9/10/2046 Ser 2013-GC15, Class D(g)	1,007,650
1,000,000	3.38%, 6/10/2051 Ser 2018-C5, Class D(g)	873,785
5,000,000	0.74%, 11/10/2052 Ser 2019-GC43, Class XF(g)	218,740
3,750,000	0.74%, 11/10/2052 Ser 2019-GC43, Class XG(g)	161,769
3,750,000	3.00%, 11/10/2052 Ser 2019-GC43, Class G	2,354,664
2,800,000	3.00%, 8/10/2056 Ser 2019-GC41, Class F	1,820,878
	Comm Mortgage Trust,
1,094,000	5.53%, 5/15/2045 Ser 2012-CR1, Class C(g)	1,036,783
2,500,000	4.46%, 12/10/2045 Ser 2012-CR5, Class F, 144A(g)	1,712,109
2,100,000	4.46%, 12/10/2045 Ser 2012-CR5, Class E, 144A(g)	1,934,285
3,250,000	4.23%, 3/10/2046 Ser 2013-CR6, Class E, 144A(g)	2,597,145
2,600,000	5.01%, 5/10/2047 Ser 2014-CR17, Class D, 144A(g)	2,432,385
1,500,000	3.50%, 9/10/2047 Ser 2014-UBS5, Class D, 144A	1,239,393
2,730,000	1.14%, 8/15/2057 Ser 2019-GC44, Class XD, 144A(g)	211,490
2,500,000	2.50%, 8/15/2057 Ser 2019-GC44, Class E, 144A	2,111,727
	CSAIL Commercial Mortgage Trust, 144A,
3,980,500	2.15%, 3/15/2052 Ser 2019-C15, Class XD(g)	508,754
	Freddie Mac Multifamily Structured Pass Through Certificates,
10,000,000	2.72%, 2/25/2049 FHMS K123, Class X3(g)	2,056,928
6,880,000	2.53%, 3/25/2049 FHMS K741, Class X3, 144A(g)	979,223
	GS Mortgage Securities Trust, 144A,
2,750,000	5.64%, 8/10/2043 Ser 2010-C1, Class C(g)	2,584,415
2,500,000	5.81%, 5/10/2045 Ser 2012-GCJ7, Class D(g)	2,307,900
2,000,000	4.90%, 8/10/2046 Ser 2013-GC14, Class F(g)	1,291,141
1,250,000	4.90%, 8/10/2046 Ser 2013-GC14, Class D(g)	1,228,488
3,500,000	5.12%, 4/10/2047 Ser 2014-GC20, Class D(g)	2,016,114
	JP Morgan Chase Commercial Mortgage Securities Trust,
3,000,000	5.61%, 8/15/2046 Ser 2011-C5, Class C, 144A(g)	3,011,301
	JPMBB Commercial Mortgage Securities Trust, 144A,
1,425,000	4.83%, 4/15/2047 Ser 2014-C19, Class D(g)	1,390,343
3,500,000	4.05%, 11/15/2047 Ser 2014-C24, Class D(g)	2,238,466
	KKR Industrial Portfolio Trust L + 0.55%,
1,500,000	0.66%, 12/15/2037 Ser 2021-KDIP, Class A, 144A(h)	1,500,136

Par		Value
	Morgan Stanley Bank of America Merrill Lynch Trust,
$1,250,000	4.92%, 6/15/2047 Ser 2014-C16, Class D, 144A(g)	$948,562
22,778,412	1.55%, 5/15/2050 Ser 2017-C33, Class XA(g)	1,202,864
	Morgan Stanley Capital I Trust,
471,000	3.00%, 6/15/2052 Ser 2019-H6, Class D, 144A	412,264
1,908,000	4.15%, 6/15/2052 Ser 2019-H6, Class C(g)	1,901,525
2,000,000	4.13%, 7/15/2052 Ser 2019-H7, Class C	1,997,619
	SG Commercial Mortgage Securities Trust,
13,274,339	2.11%, 10/10/2048 Ser 2016-C5, Class XA(g)	870,749
	UBS-Barclays Commercial Mortgage Trust, 144A,
22,380,997	1.75%, 12/10/2045 Ser 2012-C4, Class XA(g)	416,658
2,000,000	5.20%, 8/10/2049 Ser 2012-C3, Class D(g)	2,047,979
	Wells Fargo Commercial Mortgage Trust,
27,808,539	2.01%, 7/15/2053 Ser 2020-C58, Class XA(g)	3,865,342

	Total Commercial Mortgage Backed Securities	111,516,881

	(Cost $116,695,687)

Shares
Short-Term Investment - 3.8%
95,415,711	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 0.01%	95,415,711

	(Cost $95,415,711)

	Total Investments - 98.7%	2,462,741,280

	(Cost $2,343,360,253)
	Other Assets
	Net of Liabilities - 1.3%	33,519,654

	Net Assets — 100.0%	$2,496,260,934

(a)	Restricted Securities.
(b)	Partnership is not designated in units. The Fund owns approximately 16.3% of this Fund.
(c)	The Fund owns more than 5.0% of the Private Investment Fund, but has con- tractually limited its voting interests to less than 5.0% of total voting interests.
(d)	Partnership is not designated in units. The Fund owns approximately 10.2% of this Fund.
(e)	Partnership is not designated in units. The Fund owns approximately 2.8% of this Fund.
(f)	Non-income producing security.
(g)	Variable rate security. The coupon is based on an underlying pool of mortgages. The rate reported is the rate in effect at period end.
(h)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

Portfolio Abbreviations:

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144A – Rule 144A Security

L – 30 Day London Inter-bank Offered Rate

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2021 (continued)

Industry	% of Net Assets

Diversified	75.0%
Commercial Mortgage Backed Securities	4.5%
Apartments/Single Family Residential	3.9%
Short-Term Investment	3.8%
Warehouse/Industrial	3.2%
Office Properties	1.9%
Storage	1.4%
Health Care	1.3%
Shopping Centers	0.9%
Hotels	1.0%
Real Estate Operation/Development	0.9%
Residential	0.5%
Regional Malls	0.3%
Internet Connective Services	0.1%
Other Assets Net of Liabilities	1.3%

Total	100.0%

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Assets and Liabilities

March 31, 2021

ASSETS:
Investments:
Non-affiliated investment in securities at cost	$2,343,360,253
Non-affiliated investment net unrealized appreciation	119,381,027

Total non-affiliated investment in securities, at fair value	2,462,741,280

Cash	14,577
Foreign Currency (Cost $81,926)	81,828
Receivables for:
Dividends and interest	16,414,261
Fund shares sold	10,472,994
Reclaims	70,943
Investments sold	27,289,416

Total receivables	54,247,614
Prepaid expenses	495,123

Total Assets	2,517,580,422

LIABILITIES:
Payables for:
Investments purchased	14,153,180
Adviser fees	6,521,413
Professional fees	246,963
Administrative fees	116,265
Transfer agent fees	67,853
Custodian fees	40,755
Accrued expenses and other liabilities	173,059

Total Liabilities(a)	21,319,488

NET ASSETS	$2,496,260,934

NET ASSETS consist of:
Paid-in capital	$2,314,502,914
Total distributable earnings	181,758,020

TOTAL NET ASSETS	$2,496,260,934

Net Assets	$2,496,260,934
Shares of beneficial interest outstanding (unlimited authorization)	90,526,622

Net asset value price per share (Net Assets/Shares Outstanding)	$27.57

(a)	See Note 9. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Operations

For the Year Ended March 31, 2021

Investment Income:
Dividends from non-affiliated investments	$78,765,666
Interest income	7,366,807
Less: foreign taxes withheld	(332,759)

Total Investment Income	85,799,714

Expenses:
Adviser fees (Note 4)	27,474,399
Interest and Line of Credit fees	915,293
Administrative fees	815,902
Professional fees	674,606
Shareholder reporting fees	525,943
Transfer agent fees	337,683
Directors’ fees (Note 4)	250,795
Custodian fees	172,223
Other expenses	179,306

Total Expenses	31,346,150

Fees waived or reimbursed by Adviser (Note 4)	(10,000)

Net Expenses	31,336,150

Net Investment Income	54,463,564

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	54,205,181
Net realized loss on foreign currency transactions	(225,891)
Net change in unrealized appreciation on investments and foreign currency	49,373,268

Net Realized and Unrealized Gain on Investments	103,352,558

Net Increase in Net Assets Resulting from Operations	$157,816,122

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Changes in Net Assets

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase in Net Assets:
From Operations:
Net investment income	$54,463,564	$68,199,987
Net realized gain on investments and foreign currency transactions	53,979,290	17,172,813
Net change in unrealized appreciation (depreciation) on investments and foreign currency	49,373,268	(102,926,635)

Net Increase (Decrease) in Net Assets Resulting From Operations	157,816,122	(17,553,835)

Distributions to Shareholders from:
Net investment income and net realized gains	(87,948,261)	(74,278,358)
Return of capital	(20,449,303)	(48,455,676)

Total Distributions	(108,397,564)	(122,734,034)

Capital Share Transactions:
Shares issued	363,971,004	711,206,038
Reinvested dividends	22,028,613	29,243,207
Shares redeemed	(904,369,665)	(432,262,601)

Net Increase (Decrease) in Net Assets
Resulting From Capital Share Transactions	(518,370,048)	308,186,644

Total Increase (Decrease) in Net Assets	(468,951,490)	167,898,775

Net Assets:
Beginning of Period	$2,965,212,424	$2,797,313,649

End of Period	$2,496,260,934	$2,965,212,424

Share Transactions:
Shares sold	13,483,119	25,254,778
Shares issued in reinvestment of dividends	825,886	1,042,175
Shares redeemed	(33,815,167)	(15,396,227)

Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(19,506,162)	10,900,726

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Cash Flows

For the Year Ended March 31, 2021

Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$157,816,122

Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Provided by Operating Activities:
Purchases of investment securities	(661,305,068)
Proceeds from disposition of investment securities	1,134,994,191
Net sales of short-term investment securities	103,510,493
Change in net unrealized appreciation on investments and foreign currency	(49,373,268)
Net realized gain from investments sold and foreign currency transactions	(53,979,290)
Net amortization/(accretion) of premium/(discount)	221,738
Decrease in dividends and interest receivable	4,289,675
Decrease in reclaims receivable	34,258
Increase in prepaid expenses	(467,592)
Decrease in Adviser fees payable	(1,358,357)
Decrease in administration fees payable	(335,294)
Decrease in professional fees payable	(24,334)
Increase in custodian fees payable	(67,190)
Increase in transfer agent fees payable	(52,268)
Decrease in accrued expenses and other liabilities	(124,424)

Net Cash Provided by Operating Activities	633,779,392

Cash Flows From Financing Activities:
Proceeds from shares sold	357,195,441
Payments of shares redeemed	(904,369,665)
Dividends paid (net of reinvestment of dividends)	(86,368,951)

Net Cash Used in Financing Activities	(633,543,175)

Effect of exchange rate changes on foreign currency	(229,281)

Net Increase in Cash	6,936

Cash and Foreign Currency:
Beginning of the period	89,469

End of the period	$96,405

Supplemental Disclosure of Cash Flow Information:
Interest paid during the period	$264,618
Reinvestment of dividends	22,028,613

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Financial Highlights

	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Net Asset Value, Beginning of Period	$26.95	$28.22	$27.70	$27.52	$27.30
Income from Investment Operations:
Net investment income(a)	0.56	0.67	0.77	0.65	0.67
Net realized and unrealized gain (loss)	1.12	(0.74)	0.99	0.79	0.85

Total from investment operations	1.68	(0.07)	1.76	1.44	1.52

Less Distributions:
Distribution from net investment income and net realized gains	(0.86)	(0.73)	(0.79)	(0.61)	(0.75)
Return of Capital	(0.20)	(0.47)	(0.45)	(0.65)	(0.55)

Total Distributions	(1.06)	(1.20)	(1.24)	(1.26)	(1.30)

Net Asset Value, End of Period	$27.57	$26.95	$28.22	$27.70	$27.52

Total Return Based on Net Asset Value	6.00%	(0.27%)	6.70%	5.32%	5.79%

Ratios and Supplemental Data
Net Assets at end of period (000’s)	$2,496,261	$2,965,212	$2,797,314	$2,184,488	$1,390,152
Ratios of gross expenses to average net assets	1.20%	1.19%	1.17%	1.24%	1.27%
Ratios of net expenses to average net assets	1.20%	1.19%	1.17%	1.24%	1.27%
Ratios of net investment income to average net assets	2.09%	2.37%	2.77%	2.37%	2.45%
Portfolio turnover rate	26.19%	15.77%	13.48%	13.03%	24.97%

(a) Per Share amounts are calculated based on average outstanding shares.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2021

NOTE 1. ORGANIZATION

Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s primary investment objective is to seek consistent current income, while its secondary objectives are capital preservation and long-term capital appreciation. The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers (the “Investment Managers”) with expertise in managing portfolios of real estate and real estate-related investments. The Fund is authorized to issue an unlimited number of common shares of beneficial interest without par value and has registered an aggregate offering amount of $5.5 billion. The Fund’s investment adviser is Versus Capital Advisors LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2021, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2021, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $56,056,000 to decrease accumulated net realized gain by approximately $45,808,000 and to decrease paid-in-capital by approximately $10,248,000.

For the year ended March 31, 2021, tax character of the distribution paid by the Fund was approximately $22,759,000 of ordinary income dividends, approximately $65,190,000 of long-term capital gains and approximately $20,449,000 return of capital. For the year ended March 31, 2020, tax character of the distribution paid by the Fund were approximately $47,288,000 of ordinary income dividends, approximately $26,990,000 of long-term capital gains and approximately $48,456,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

Net capital losses incurred may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses. As of March 31, 2021, the Fund had no capital loss carryovers available to offset possible future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended March 31, 2021, the Fund did not have any qualified late year losses.

As of March 31, 2021, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $193,920,000, $(30,306,000) and $163,614,000 respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2021, was approximately $2,299,127,000.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. SECURITIES VALUATION

Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (“REIS”), as established and amended by the National Council of Real Estate Investment Fiduciaries (“NCRIEF”) in conjunction with the Pension Real Estate Association (“PREA”), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•

Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party, preferably once annually, but at least once every 36 months. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•

Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.

The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Funds’ valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The March 31, 2021 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2021 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – unadjusted quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2021 is as follows:

	Total Market Value at 3/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks*	$460,625,623	$354,822,185	$105,803,438	$—
Preferred Stocks*	38,472,880	38,472,880	—	—
Commercial Mortgage Backed Securities	111,516,881	—	111,516,881	—
Short-Term Investment	95,415,711	95,415,711	—	—

Subtotal	$706,031,095	$488,710,776	$217,320,319	$—

Private Investment Funds (held at NAV)*	$1,756,710,185

Total	$2,462,741,280

*	See Portfolio of Investments for industry breakout.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 0.95% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of approximately $24,754,000 for the year ended March 31, 2021, which are included within Adviser fees on the accompanying statement of operations.

The Adviser also voluntarily agreed to reimburse $10,000 of Fund expenses during the year ended March 31, 2021 related to additional work incurred with respect to the Fund’s tax return filings.

The Adviser has retained the services of Security Capital Research & Management, Inc. and Principal Real Estate Investors, LLC as sub-advisers of the Fund (the “Sub-Advisers”). The Sub-Advisers each manage a specified portion of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations, and senior unsecured debt of REITs. Fees paid to the Sub-Advisers are based on the average net assets that they manage at an annual rate between 0.50% and 1.00%. The Fund incurred fees to the Sub-Advisers of approximately $2,720,000 for the year ended March 31, 2021, which are included within Adviser fees on the accompanying statement of operations.

Prior to August 2020, the Adviser previously engaged Callan LLC to act as the Fund’s investment sub-adviser to assist with the selection of Investment Managers. Fees to Callan were based on the average daily net assets of the Fund at an annual rate up to 0.10% and were paid by the Adviser from its Investment Management Fee.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations Will Affect the Fund’s Returns. The Fund’s investments in Private Investment Funds and real estate securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

General Risks of the Private Investment Funds Investing in Real Estate. The Fund will not invest in real estate directly, but, because the Fund will invest in Private Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.

Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, tariffs and trade wars, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. For example, an outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2021, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securities were approximately $676,159,000 and $1,157,025,000 respectively. For the year ended March 31, 2021, the purchases and sales of U.S. Government securities were approximately $3,138,000 and $0, respectively.

NOTE 7. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

Results of the Fund’s Repurchase Offers during the year ended March 31, 2021 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased*	Value of Repurchased Shares*

April 17, 2020	8%	8,915,481	16,912,900	57.9%	$261,219,862
July 17, 2020	5	5,182,017	17,087,111	31.6%	143,050,728
October 16, 2020	7	7,024,797	17,727,916	51.3%	241,465,777
January 22, 2021	8	7,710,794	11,237,140	84.9%	258,633,298
*	Includes a voluntary increase above each quarter’s Repurchase Offer Amount, as allowed by Rule 23c-3 of the 1940 Act.

NOTE 8. LINE OF CREDIT

Effective April 15, 2021, the Fund renewed its $150,000,000 line of credit (“LOC”) with Zions Bancorporation N.A. dba Vectra Bank Colorado (“Vectra”). Borrowings, if any, under the LOC bear interest at the one month LIBOR/Rate plus 1.50% at the time of borrowing with a minimum interest rate of 2.50%. The Fund incurred interest expense of approximately $265,000 during the year ended March 31, 2021 . In addition, the Fund incurs a Non-Utilization Fee equal to 0.375% on the portion of the LOC not being used and certain origination and structuring fees (the “other LOC fees”). The Fund incurred other LOC fees equal to approximately $650,000 during the year ended March 31, 2021. As collateral for the lines of credit, the Fund would grant Vectra a first position security interest in and lien on securities held by the Fund in a collateral account. The Fund’s outstanding borrowings from the LOC were $0 at March 31, 2021 and the Fund complied with all covenants of the LOC during the year ended March 31, 2021.

NOTE 9. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2021, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares		Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000s)	% of Net Assets	Redemption Notice(c)

AEW Core Property Trust (U.S.), Inc.
Class A Shares	7/2/2013	107,956		$104,148	$110,186	$—	4.4%	45 Days(d)
Class B Shares	7/2/2013	32,832		31,674	33,510	—	1.3%	45 Days
AEW Value Investors US LP	8/17/2017	—	(e)	27,218	28,089	47,782	1.1%	90 Days
Barings Core Property Fund LP	9/30/2013	97,988		12,075	12,954	—	0.5%	60 Days(f)
Barings European Core Property Fund	6/13/2017	28,300		37,302	36,805	—	1.5%	60 Days
CBRE U.S. Core Partners LP	3/29/2018	85,567,059		120,312	124,748	-	5.0%	60 Days
Clarion Gables Multifamily Trust LP	3/4/2019	89,172		115,944	112,979	—	4.5%	90 Days
Clarion Lion Properties Fund LP	7/1/2013	127,263		174,217	196,836	—	7.9%	90 Days(d)
GWL U.S. Property Fund LP	12/30/2019	—	(g)	90,000	89,385	35,000	3.6%	90 Days
Harrison Street Core Property Fund LP	8/13/2014	69,192		91,629	98,351	—	3.9%	45 Days(d)
Heitman America Real Estate Trust LP	12/2/2014	129,075		154,647	152,971	—	6.1%	90 Days(d)
Heitman Core Real Estate Debt Income Trust LP	4/1/2017	137,866		140,374	138,780	6,523	5.6%	90 Days
Invesco Core Real Estate USA LP	12/31/2013	680		114,500	125,230	75,000	5.0%	45 Days
Invesco Real Estate Asia Fund	9/30/2014	875,087		108,426	124,379	—	5.0%	45 Days
LaSalle Property Fund LP
Class A Shares	8/31/2015	32,699		52,287	53,835	—	2.2%	45 Days(d)
Class B Shares	8/31/2015	6,784		10,848	11,169	—	0.5%	45 Days
RREEF America REIT II, Inc.	9/30/2013	1,142,342		133,876	144,312	—	5.8%	45 Days(d)
Trumbull Property Fund, LP	9/30/2013	3,283		35,322	32,083	—	1.3%	60 Days(f)

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

Security(a)	Acquisition Date(b)	Shares		Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000s)	% of Net Assets	Redemption Notice(c)
Trumbull Property Income Fund, LP	4/1/2016	5,421		66,044	67,394	—	2.7%	60 Days(d)
US Government Building Open-End Feeder, LP	5/1/2014	—	(h)	51,887	62,714	—	2.5%	60 Days

Total				$1,672,730	$1,756,710	$164,305	70.4%

(a)

The investment funds are open-ended Investment Funds organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real estate portfolio of equity and debt investments consisting of multi-family, industrial, retail and office properties in targeted metropolitan areas. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real estate while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares.

(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	The investment funds provide for a quarterly redemption subject to the notice period listed.
(d)

The Fund submitted a partial redemption request prior to March 31, 2021, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(e)	Partnership is not designated in units. The Fund owns approximately 16.3% at March 31, 2021.
(f)

The Fund submitted a full redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(g)	Partnership is not designated in units. The Fund owns approximately 10.2% at March 31, 2021.
(h)	Partnership is not designated in units. The Fund owns approximately 2.8% at March 31, 2021.

NOTE 10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Adviser is currently evaluating the impact, if any, of the ASU on the Fund’s financial statements.

In April 2020, the SEC issued a final rule entitled “Securities Offering Reform for Closed-End Investment Companies” (the “Release”) containing amended rules and forms intended to streamline the registration, communications and offering practices for business development companies and registered closed-end investment companies (“registered CEFs”), including interval funds and tender offer funds. Among its provisions, the Release amends Form N-2 to extend a Management Discussion of Fund Performance disclosure requirement to the annual reports of all registered CEFs and also mandates the inclusion of a Fee and Expense Table, Share Price Data information and a Senior Securities Table, all of which are currently contained in a registered CEF’s prospectus, in its annual report. The Release’s rule and form amendments became effective August 1, 2020, with the new annual report requirements effective in August 2021. The Adviser is currently evaluating the impact, if any, of the Release on the Fund’s fiscal 2022 annual report.

In December 2020, the SEC adopted a final rule (Rule 2a-5) under the 1940 Act addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for the new rule. The Adviser is currently evaluating the impact, if any, on the financial statements.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no additional subsequent events to report.

The Fund offered to repurchase 8% of its outstanding shares, representing 7,338,912 shares, with respect to its April 23, 2021 Repurchase Offer. Shareholders actually tendered 6,161,022 total shares for repurchase. The Fund repurchased 100% of total tendered shares, representing approximately $171,022,000.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which has replaced Form N-Q, within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov.

DIVIDEND REINVESTMENT PLAN

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors (4)
Jeffry A. Jones; Age 62	Independent Director	Since inception	Principal of SmithJones, (Real Estate) (2008 - present).	2	0
Richard J. McCready; Age 62	Lead Independent Director	Lead Independent Director (March 2020 - present); Independent Director since inception	President of The Davis Companies (2014 - present).	2	0
Paul E. Sveen; Age 59	Independent Director	Since inception	Chief Financial Officer of Beam Technologies (February 2020 - present); Chief Financial Officer of Paypal’s merchant lending platform (2018 - 2020); Chief Financial Officer of Swift Financial (2016 - 2018); Managing Partner of Pantelan Real Estate Services LLC (2013 - 2016).	2	0
Robert F. Doherty; Age 56	Independent Director	Since March 2019	Chief Financial Officer of Sustainable Living Partners (2018 - present); Partner of Renova Capital Partners (2010 - present); Chief Financial Officer of Ensyn Corporation (2013-2018).	2	0
Interested Directors (5)
William R. Fuhs, Jr.; Age 52	Chairman of the Board; President	Since inception	President of the Adviser (2010 - present); President of Versus Capital Real Assets Fund (2017 - present); Chief Financial Officer of the Adviser (2010 - 2016).	2	0
Casey Frazier; Age 43	Director; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 - present); Chief Investment Officer of Versus Capital Real Assets Fund LLC 2017 to present).	2	0
Mark D. Quam; Age 51	Director; Chief Executive Officer	Since March 2019	Chief Executive Officer of the Adviser (2010 - present); Chief Executive Officer of Versus Capital Real Assets Fund LLC (2017 - present).	2	0

(1) The address of each member of the Board is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

(2) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement. (3) The term “Fund Complex” as used herein includes the Fund and Versus Capital Real Assets Fund LLC.

(4) “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Distributor, or any affiliate of the Fund, the Adviser, or the distributor, as defined by the Investment Company Act (“the Independent Directors”).

(5) “Interested Directors” means members of the Board who are an “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

OFFICERS

The address, age, and a description of principal occupations during the past five years are listed below for each officer of the Fund:

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; Age 51	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Versus Capital Real Assets fund LLC (2017 to present).
William R. Fuhs, Jr.; Age 52	President	Since inception	President of the Adviser (2010 to present); Chief Financial Officer of the Adviser (2010 to 2016); President of Versus Capital Real Assets Fund (2017 to present).
Casey Frazier; Age 43	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 to present).
Brian Petersen; Age 50	Chief Financial Officer, Treasurer	August 2019	Managing Director, Fund Financial Operations of the Adviser (July 2019 to present); Chief Financial Officer and Treasurer of Versus Capital Real Assets Fund LLC, (August 2019 to present); Senior Vice President of OFI Global Asset Management, Inc. (January 2017 to May 2019); Vice President of OFI Global Asset Management, Inc. (2007-2017).
Steve Andersen; Age 44	Chief Compliance Officer and Secretary	October 2018	Chief Compliance Officer of the Adviser, the Fund, and Versus Capital Real Assets Fund LLC (October 2018 - present); Secretary of the Fund and Versus Capital Real Assets Fund LLC (December 2018 - present); Vice President of Compliance at Janus Henderson Investors (August 2017 to August 2018. Assistant Vice President of Compliance at Janus Capital Group (January 2016 to August 2017); Senior Compliance Manager at Janus Capital Group (August 2011 to January 2016).
Jillian Varner; Age 30	Assistant Secretary	August 2020	Assistant Secretary of the Fund and Versus Capital Real Assets Fund LLC (August 2020 – present); Director of Compliance and Operations of the Adviser (August 2019 – present); Compliance Manager at Janus Henderson Investors (January 2019 – July 2019); Senior Compliance Analyst at Janus Henderson Investors (June 2017 – December 2018); Senior Compliance Associate at Coleman Research Group (July 2013 – May 2017)

(1) The address of each Officer of the Fund is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

(2) Each Officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not granted, during the period covered by this report any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://www.versuscapital.com/wp-content/uploads/Versus-Capital-Code-of-Ethics.pdf

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $61,385 for 2020 and $61,372 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $19,950 for 2020 and $3,817 for 2021.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings as well as work performed in conjunction with routine regulatory exams of the registrant.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,780 for 2020 and $26,006 for 2021.

The nature of the services include the review of federal and state tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002).

The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $5,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)   9% for 2020 and 0% for 2021

(c)   0% for 2020 and 2021

(d)   N/A

(f)	Not Applicable.

(g)

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $33,730 for fiscal 2020 and $29,823 for fiscal 2021.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to Versus Capital Advisors LLC (the “Adviser”), to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by other investment managers (“Sub-Advisers”), the Adviser has delegated its authority to vote proxies to those Sub-Advisers. Investment Funds typically do not submit matters to investors for vote; however, if an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines ”):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

• The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

• The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

• Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

• If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
•	engaging another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Principal Real Estate Investors

Proxy Voting and Class Action Monitoring

Rule 206(4)-6

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor certain Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a leading global provider of investment decision support tools.

ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes. 1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

1 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.	The requesting PM Team’s reasons for the decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Team and other appropriate personnel (including other Advisers Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.

(In certain cases, Portfolio Managers may not be allowed to vote against ISS recommendations due to a perceived conflict of interest. For example, Portfolio Managers will vote with ISS recommendations in circumstances where PGI is an adviser to the PGI CITs and those CITs invest in Principal mutual funds.)

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers maintain records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients that require the Adviser to vote proxies, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and provide it to ISS, with a copy to the Advisers’ Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA - Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes providing instructions to the relevant wrap sponsor for setting up accounts with ISS.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Clients may provide specific vote instructions for their own ballots. Upon request, the Advisers may be able to accommodate individual Clients that have developed their own guidelines. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Team.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]
•	Casting a vote on a foreign security may require that the adviser engage a translator;
•	Restrictions on foreigners’ ability to exercise votes;

2 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

•	Requirements to vote proxies in person;
•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
•	Untimely notice of shareholder meeting;
•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees should inform the Advisers’ Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers do not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds- of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO (or designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying nonmaterial de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

•

The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers forward the proxy to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•

The Advisers’ proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers maintain documentation to support the decision to vote against the ISS recommendation.
•

The Advisers maintain documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically do not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Advisers’ general policy not to act as lead plaintiff in class actions.

The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers manage the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Advisers ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Advisers’ CCO (or designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes - particularly those diverging from the judgment of ISS - were voted in a manner consistent with the Advisers’ fiduciary duties.

Security Capital Research & Management, Inc. (“SC-R&M”)

Compliance Policy

Regulatory Category: Proxy Voting

Overview:

➢	Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities.

➢

Advisers must have written policies and procedures regarding how proxies are voted. The policies and procedures must include procedures intended to prevent material conflicts of interest from affecting the manner in which proxies are voted.

➢	SC-R&M has adopted written policies and procedures that address how proxies are voted and how this information can be obtained by clients.

Applicable Regulation:

➢	Investment Advisers Act of 1940: Rule 206(4)-6

Summary of Regulatory Requirements:

1.	An adviser must adopt and implement written policies and procedures reasonably designed to ensure that:

a.	proxies are voted in the best interest of the client;

b.	conflicts are identified and handled appropriately; and

c.	fiduciary obligations are fulfilled.

2.	An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts.

3.	An adviser must disclose to client’s information about its proxy voting policies and procedures and how clients may obtain the policies and procedures.

Activities Conducted by SC-R&M to Satisfy Regulatory Requirements:

1.

SC-R&M seeks to have each investment management agreement set forth whether SC-R&M or the client is responsible for voting proxies. If SC-R&M is responsible, it is SC-R&M’s obligation to vote proxies in the best interests of the client and in accordance with SC-R&M’s Proxy Voting Procedures and Guidelines.

2.	Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the SC-R&M Proxy Voting Procedures and Guidelines.

3.

It is SC-R&M’s policy to vote all proxies received on securities held in portfolios, over which SC-R&M has discretionary management and proxy voting authority, unless SC-R&M determines that it should not vote the security in accordance with SEC or other applicable regulatory guidance. These instances include but are not limited to: (a) if the security is on loan and the negative consequences to the client of recalling the loaned securities outweighs the benefits of voting in the particular instance; and (b) if the proxy involves foreign securities and the expense and administrative inconvenience or other costs outweigh the benefits to the clients of voting the securities.

4.

To assist SC-R&M’s investment personnel with proxy voting proposals, SC-R&M has retained the services of independent proxy voting vendors. The vendors may assist with such items as: (a) coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; (b) voting all proposals that are clearly covered in the SC-R&M Proxy Voting Procedures and Guidelines; (c) providing SC-R&M with a comprehensive analysis of each proxy proposal; and (d) providing SC-R&M with recommendations on how to vote each proxy proposal based on the SC-R&M Proxy Voting Procedures and Guidelines.

5.

To oversee and monitor the proxy voting process on an on-going basis, SC-R&M has established a Proxy Committee that meets annually or more frequently as circumstances dictate. The Proxy Committee is comprised of the Proxy Administrator and senior officers from the Investment, Legal, Compliance, Operations and Risk Management Departments.

6.

The primary functions of the Proxy Committee are: to periodically review general proxy voting matters, to review and approve the SC-R&M Proxy Voting Procedures and Guidelines annually, and to provide advice and recommendations on general proxy voting matters, as well as on specific voting issues to be implemented. The Proxy Committee will also oversee any third party vendors to which it has delegated proxy voting responsibilities and the level of services they provide, as well as determining that there are no conflicts of interest that would prevent the vendor from providing such services prior to delegating proxy responsibilities. The JPMC Third Party Oversight group supports the Proxy Committee in its oversight of vendors as per the Third-Party Provider Policy.

7.	SC-R&M has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator is charged with:

○	evaluating the quality of services provided by the third-party proxy vendor, if retained;

○

escalating proposals identified by the third-party proxy vendor as non-routine, but for which a Guideline exists, to the attention of the appropriate investment professionals and confirming the third-party proxy vendor’s recommendation with the appropriate SC-R&M investment professional;

○	escalating proposals identified by the third-party proxy vendor as not being covered by the Guidelines, to the appropriate investment professional and obtaining a recommendation with respect thereto;

○	reviewing recommendations of SC-R&M investment professionals with respect to proposals not covered by the Guidelines or to override the Guidelines;

○	referring investment considerations regarding overrides to the Proxy Committee, if necessary;

○	determining, in the case of overrides, whether a material conflict exists;

○

escalating material conflicts to the Proxy Committee; and maintaining the required records. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

8.

Investment personnel analyze issues to determine if any conflict regarding proxy voting exists, and if any material conflict is identified, the matter is referred to the Proxy Administrator or its designee.

9.

Generally, when a material conflict of interest is identified by the Proxy Administrator or investment professional responsible for the particular proxy vote, a third party proxy voting vendor will be directed to vote the proxy in accordance with the SC-R&M Proxy Voting Procedures and Guidelines or by using its own guidelines. In addition, it is the responsibility of the Proxy Administrator to raise the matter to Legal and Compliance, where appropriate, and to the Proxy Committee, to review the conflict of interest votes. Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a SC-R&M client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm SC-R&M’s relationship with such company and materially impact SC-R&M’s business; or (ii) a personal relationship between a SC-R&M officer and the management of a company or other proponent of a proxy proposal could impact SC-R&M’s voting decision.

10.

An investment professional may override the recommendation of the proxy service and/or the SC-R&M policy position in situations in which no conflict of interest has been identified. If so, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Information Safeguarding and Barriers Policy was not violated, and a statement that they are not aware of any personal or other relationship that could present an actual or potential conflict of interest.

11.

SC-R&M Operations, along with the Compliance Department, verifies that SC-R&M’s ADV contains appropriate client disclosure on how to obtain the SC-R&M Proxy Voting Procedures and Guidelines and voting records.

12.	SC-R&M clients can obtain voting records for their portfolio(s) as well as a copy of the SC-R&M Proxy Voting Procedures and Guidelines by contacting their Client Account Manager.

13.	SC-R&M maintains all proxy voting records in an easily accessible place for seven years, with the first two years at an on-site location.

Areas of Responsibility

➢	Portfolio Management

➢	Client Service

➢	Operations

➢	Compliance Department

➢	Legal Department

➢	Risk Management

➢	Proxy Administrator

➢	Proxy Committee

Applicable Policies

➢	ERISA Fiduciary Policy

➢	ERISA Fiduciary Standards

➢	Information Safeguarding and Barriers Policy – Firmwide

➢	SC-R&M Conflicts of Interest, including Safeguarding of Inside Information Policy

➢	SC-R&M Proxy Voting Procedures and Guidelines

➢	SC-R&M Compliance with Securities Position Regulations Policy

Updated: April 2021

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2021, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Versus Capital Advisors LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Bill Fuhs	President	Inception	President of Versus Capital Advisors. Mr. Fuhs is a member of the Versus Investment Committee. He has served as the President since joining the Adviser in 2010.

Dave Truex, CFA	Deputy Chief Investment Officer	August 2017

Deputy Chief Investment Officer of Versus Capital Advisors. Mr. Truex is a member of the Versus Investment Committee. He has served as the Deputy CIO since joining the Adviser in 2017. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association.

Sub-Advisers

Principal Real Estate Investors

            The Adviser has engaged Principal Real Estate Investors, LLC (“PrinREI”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. The key decision makers for the portion of the Fund’s portfolio managed by PrinREI include:

Name	Title	Since	Recent Experience
Kelly Rush	Chief Investment Officer	1987	Mr. Rush is the CIO and a Global Portfolio Manager for PrinREI. Mr. Rush has been with the firm since 1987.
Anthony Kenkel	Portfolio Manager	2001	Mr. Kenkel is a Global Portfolio Manager for PrinREI. Mr. Kenkel has been with the firm since 2001.
Simon Hedger	Portfolio Manager	2003	Mr. Hedger is a Global Portfolio Manager for PrinREI. Mr. Hedger has been with the firm since 2003.
Marc Peterson	Portfolio Manager	1992	Mr. Peterson is the CIO-CMBS for PrinREI. Mr. Peterson has been with the firm since 1992.
Scott Carson	Portfolio Manager	2003	Mr. Carson is a Global Portfolio Manager for PrinREI. Mr. Carson has been with the firm since 2003

Security Capital Research & Management

            The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. The key decision makers for the portion of the Fund’s portfolio managed by Security Capital include:

Name	Title	Since	Recent Experience
Anthony Manno	CEO & CIO	1994	Mr. Manno is the CEO and CIO of Security Capital. Mr. Manno has been with the firm since 1994.
Ken Statz	Chief Market Strategist	1995	Mr. Statz is the Chief Market Strategist of Security Capital. Mr. Statz has been with the firm since 1995.
Kevin Bedell	Head of Investment Research	1996	Mr. Bedell is the Head of Investment Research of Security Capital. Mr. Bedell has been with the firm since 1996.
Nathan J. Gear	Executive Director	2006	Mr. Gear is senior member of the Investment Research Team, he leads the fundamental analysis and pricing of REIT fixed income senior securities.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2021, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Versus Capital Advisors LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	1	$1.9 billion	4	$1.6 million	0	N/A
William Fuhs	1	$1.9 billion	4	$1.6 million	0	N/A
Dave Truex, CFA	1	$1.9 billion	4	$1.6 million	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
William Fuhs	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to the Versus Capital Real Assets Fund LLC, a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, as well as four charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively with the Fund, “Client Accounts”). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. Given the significant differences in the investment objectives of the other Client Accounts, the Adviser expects it to be very rare that the Fund and another Client Account will have overlapping portfolio holdings or that an investment opportunity will be appropriate for both portfolios. The Adviser therefore does not believe that it has material conflicts of interest in allocating investment opportunities to the Fund. Nevertheless, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest. See “Conflicts of Interest – The Adviser, the Sub-Advisers, and the Private Fund Managers” below for an additional discussion of the Adviser’s conflicts of interest.

Sub-Advisers

Principal Real Estate Securities

            As of March 31, 2021, in addition to the Fund, PrinREI’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Anthony Kenkel	11	$10,641 MM	5	$1,547 MM	65	$9,781 MM
Kelly Rush	11	$10,641 MM	5	$1,945 MM	66	$9,844 MM
Simon Hedger	7	$4,457 MM	4	$1,574 MM	31	$7,232 MM
Scott Carson	6	$927 MM	2	$241 MM	11	$1,601 MM
Marc Peterson	6	$927 MM	3	$303 MM	15	$3,451 MM

Performance Fee-Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Anthony Kenkel	0	N/ A	0	N/ A	5	$742 MM
Kelly Rush	0	N/ A	0	N/ A	5	$742 MM
Simon Hedger	0	N/ A	0	N/ A	5	$742 MM
Scott Carson	0	N/ A	0	N/ A	1	$31 MM
Marc Peterson	0	N/ A	0	N/ A	1	$31 MM

Conflicts of Interest

            In addition to sub-advising the Fund, PrinREI provides investment advisory services to numerous other client accounts. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because PrinREI may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, where PrinREI is managing an account for an individual, it may be required to consider the individual client’s existing positions, personal tax situation, suitability, personal biases, and investment time horizon, considerations that do not necessarily impact its investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which PrinREI purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the portfolio managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

Security Capital Research & Management

As of March 31, 2021, in addition to the Fund, Security Capital’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Anthony R. Manno Jr.	2	$0.5 billion	2	$0.9 billion	63	$3.1 billion
Kenneth D. Statz	2	$0.5 billion	2	$0.9 billion	63	$3.1 billion
Kevin W. Bedell	2	$0.5 billion	2	$0.9 billion	63	$3.1 billion
Nathan J. Gear	2	$0.5 billion	2	$0.9 billion	63	$3.1 billion

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Anthony R. Manno Jr.	0	N/A	0	N/A	6	$0.5 billion
Kenneth D. Statz	0	N/A	0	N/A	6	$0.5 billion
Kevin W. Bedell	0	N/A	0	N/A	6	$0.5 billion
Nathan J. Gear	0	N/A	0	N/A	6	$0.5 billion

Conflicts of Interest

The Security Capital portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital’s portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that

Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is Security Capital’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given the investment objectives and related restrictions.

(a)(3)     Compensation Structure of Portfolio Manager(s) or Management Team Members

Versus Capital Advisors LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier, and includes William Fuhs and David Truex. Mr. Frazier and Mr. Fuhs are founding members of the Adviser and are paid a base salary and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Truex is paid a base salary and a discretionary bonus.

Sub-Advisers

Principal Real Estate Securities

The Fund pays PrinREI a sub-advisory fee based on the net assets of the Fund managed by PrinREI, as set forth in an investment sub-advisory agreement between PrinREI and Versus Capital. PrinREI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2021.

Compensation for all team members is comprised of fixed pay (base salary) and variable incentive components. As team members advance in their careers, the variable incentive opportunity increases in its proportion commensurate with responsibility levels. Variable incentive takes the form of a profit-based incentive plan with funding based on pre-tax, pre-bonus operating earnings generated by the team. The plan is designed to provide line-of-sight to team members, enabling them to share in current and future business growth (profits of the team) while reinforcing delivery of investment performance, long- term business growth, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured against relative client benchmarks and peer groups over one-year, three-year, calculated quarterly, reinforcing a longer-term orientation.

Awards from the profit share plan are delivered in the form of cash or a combination of cash, Principal Financial Group (“PFG”) restricted stock units (“RSUs”) and fund deferrals (money is aligned with funds managed by the team). The amount of incentive delivered in the form of RSUs and fund deferral awards depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. RSU and fund deferral awards are subject to a three-year cliff vesting schedule. The overall measurement framework and deferred components are designed to align with a focus on clients’ objectives (e.g. long-term investment performance; fund deferrals), alignment with Principal shareholders (e.g. RSUs), and talent retention.

The annual discretionary bonus is determined based on investment performance and discretionary factors including individual performance, market compensation levels, retentive needs, contribution to profitability, and collaborative effort. Performance goals used to measure individual performance is closely aligned with client investment goals and objectives, with the largest determinant being portfolio investment performance relative to appropriate client benchmarks and peer groups over one and three-year time periods.

Promotions are based on need for a higher-level role and individual readiness. Readiness for a promotion involves an evaluation of the individual’s demonstrated competencies, proficiencies and behavior.

Security Capital Research & Management

The Fund pays Security Capital a sub-advisory fee based on the net assets of the Fund managed by Security Capital, as set forth in an investment sub-advisory agreement between Security Capital and Versus Capital. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2021.

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., and/or (ii) in self-directed parent company mutual funds, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm. The annual incentive program is linked directly to the profitability of each business unit, to JPMorgan Asset Management as a whole, and to the performance of the firm generally. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Fund.

(a)(4)    Disclosure of Securities Ownership

Versus Capital Advisors LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
William R. Fuhs, Jr.	$ 500,001-$1,000,000
Casey Frazier	$ 500,001-$1,000,000
David Truex	$ 10,001-$50,000

Sub-Advisers

Principal Real Estate Securities

As of March 31, 2021, PrinREI’s portfolio managers did not beneficially own any shares of the Fund.

Security Capital Research & Management

As of March 31, 2021, Security Capital’s portfolio managers did not beneficially own any shares of the Fund.

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed here.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Versus Capital Multi-Manager Real Estate Income Fund LLC

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date     5-27-2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date    5-27-2021

By (Signature and Title)*	/s/ Brian Petersen
Brian Petersen, Chief Financial Officer
(principal financial officer)

Date    5-27-2021

* Print the name and title of each signing officer under his or her signature.